Quarterly Performance Summary
Truist Financial Corporation
Fourth Quarter 2023

Financial Highlights

	Quarter Ended					Year-to-Date
(Dollars in millions, except per share data, shares in thousands)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Dec. 31	Dec. 31
	2023	2023	2023	2023	2022	2023	2022
Summary Income Statement
Interest income - taxable equivalent(1)	$6,324	$6,286	$6,230	$5,836	$5,288	$24,676	$16,779
Interest expense	2,723	2,665	2,551	1,917	1,257	9,856	2,321
Net interest income - taxable equivalent	3,601	3,621	3,679	3,919	4,031	14,820	14,458
Less: Taxable-equivalent adjustment	58	57	54	51	50	220	142
Net interest income	3,543	3,564	3,625	3,868	3,981	14,600	14,316
Provision for credit losses	572	497	538	502	467	2,109	777
Net interest income after provision for credit losses	2,971	3,067	3,087	3,366	3,514	12,491	13,539
Noninterest income	2,155	2,108	2,293	2,234	2,227	8,790	8,719
Noninterest expense	10,280	3,747	3,748	3,691	3,722	21,466	14,589
Income (loss) before income taxes	(5,154)	1,428	1,632	1,909	2,019	(185)	7,669
Provision (benefit) for income taxes	(64)	245	287	394	337	862	1,402
Net income (loss)	(5,090)	1,183	1,345	1,515	1,682	(1,047)	6,267
Noncontrolling interests	—	6	36	2	1	44	7
Preferred stock dividends and other	77	106	75	103	71	361	333
Net income (loss) available to common shareholders	(5,167)	1,071	1,234	1,410	1,610	(1,452)	5,927
Net income available to common shareholders - adjusted(2)	1,094	1,071	1,234	1,410	1,740	4,809	6,643
Additional Income Statement Information
Revenue - taxable equivalent	5,756	5,729	5,972	6,153	6,258	23,610	23,177
Pre-provision net revenue - unadjusted(2)	(4,524)	1,982	2,224	2,462	2,536	2,144	8,588
Pre-provision net revenue - adjusted(2)	2,374	2,187	2,413	2,661	2,869	9,635	10,107
Per Common Share Data
Earnings:
Earnings per share-basic	$(3.87)	$0.80	$0.93	$1.06	$1.21	$(1.09)	$4.46
Earnings per share-diluted	(3.85)	0.80	0.92	1.05	1.20	(1.08)	4.43
Earnings per share-adjusted diluted(2)	0.81	0.80	0.92	1.05	1.30	3.59	4.96
Cash dividends declared	0.52	0.52	0.52	0.52	0.52	2.08	2.00
Common shareholders’ equity	39.31	41.37	42.68	41.82	40.58
Tangible common shareholders’ equity(2)	21.83	19.25	20.44	19.45	18.04
End of period shares outstanding	1,333,743	1,333,668	1,331,976	1,331,918	1,326,829
Weighted average shares outstanding-basic	1,333,703	1,333,522	1,331,953	1,328,602	1,326,787	1,331,963	1,328,120
Weighted average shares outstanding-diluted	1,342,790	1,340,574	1,337,307	1,339,480	1,337,338	1,339,895	1,338,462
Performance Ratios
Return on average assets	(3.74)%	0.86%	0.95%	1.10%	1.21%	(0.19)%	1.15%
Return on average common shareholders’ equity	(36.6)	7.5	8.6	10.3	11.7	(2.6)	10.4
Return on average tangible common shareholders’ equity(2)	15.0	17.3	19.4	24.1	27.6	18.9	22.9
Net interest margin - taxable equivalent	2.98	2.95	2.91	3.17	3.25	3.00	3.01
Fee income ratio	37.8	37.2	38.8	36.6	35.9	37.6	37.9
Efficiency ratio-GAAP	180.4	66.1	63.3	60.5	60.0	91.8	63.3
Efficiency ratio-adjusted(2)	58.8	61.8	59.6	56.8	54.2	59.2	56.4
Credit Quality
Nonperforming loans and leases as a percentage of loans and leases held for investment	0.44%	0.46%	0.47%	0.36%	0.36%
Net charge-offs as a percentage of average loans and leases(3)	0.57	0.51	0.54	0.37	0.34	0.50%	0.27%
Allowance for loan and lease losses as a percentage of LHFI	1.54	1.49	1.43	1.37	1.34
Ratio of allowance for loan and lease losses to nonperforming LHFI	3.5x	3.2x	3.0x	3.8x	3.7x
Average Balances
Assets	$539,656	$547,704	$565,822	$559,627	$552,959	$553,132	$543,830
Securities(4)	133,390	135,527	138,393	140,551	142,433	136,942	147,266
Loans and leases	313,832	319,881	328,258	327,547	322,733	322,335	306,835
Deposits	395,333	401,038	399,826	408,458	413,276	401,127	418,090
Common shareholders’ equity	56,061	56,472	57,302	55,380	54,823	56,306	57,124
Total shareholders’ equity	62,896	63,312	64,101	62,077	61,519	63,099	63,817
Period-End Balances
Assets	$535,349	$542,707	$554,549	$574,354	$555,255
Securities(4)	121,473	120,059	124,923	128,790	129,514
Loans and leases	313,341	317,112	324,015	329,833	327,435
Deposits	395,865	400,024	406,043	404,997	413,495
Common shareholders’ equity	52,428	55,167	56,853	55,699	53,841
Total shareholders’ equity	59,253	62,007	63,681	62,394	60,537
Capital and Liquidity Ratios	(preliminary)
Common equity Tier 1	10.1%	9.9%	9.6%	9.1%	9.0%
Tier 1	11.6	11.4	11.1	10.6	10.5
Total	13.7	13.5	13.2	12.7	12.4
Leverage	9.3	9.2	8.8	8.5	8.5
Supplementary leverage	7.9	7.8	7.5	7.3	7.3
Liquidity coverage ratio	112	110	112	113	112
Applicable ratios are annualized.
(1)Interest income includes certain fees, deferred costs, fair value mark accretion, and dividends.
(2)Represents a non-GAAP measure. A reconciliation of each of these non-GAAP measures to the most directly comparable GAAP measure is included in the appendix to Truist’s Fourth Quarter 2023 Earnings Presentation.
(3)2Q23 includes 12 basis point impact from student loan portfolio sale.
(4)Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

Consolidated Statements of Income

	Quarter Ended					Year-to-Date
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Dec. 31	Dec. 31
(Dollars in millions, except per share data, shares in thousands)	2023	2023	2023	2023	2022	2023	2022
Interest Income
Interest and fees on loans and leases	$4,971	$4,976	$4,915	$4,656	$4,220	$19,518	$13,252
Interest on securities	802	763	749	752	739	3,066	2,763
Interest on other earning assets	493	490	512	377	279	1,872	622
Total interest income	6,266	6,229	6,176	5,785	5,238	24,456	16,637
Interest Expense
Interest on deposits	1,893	1,831	1,506	1,125	683	6,355	1,145
Interest on long-term debt	476	491	734	514	332	2,215	791
Interest on other borrowings	354	343	311	278	242	1,286	385
Total interest expense	2,723	2,665	2,551	1,917	1,257	9,856	2,321
Net Interest Income	3,543	3,564	3,625	3,868	3,981	14,600	14,316
Provision for credit losses	572	497	538	502	467	2,109	777
Net Interest Income After Provision for Credit Losses	2,971	3,067	3,087	3,366	3,514	12,491	13,539
Noninterest Income
Insurance income	813	793	935	813	766	3,354	3,043
Wealth management income	346	343	330	339	324	1,358	1,338
Investment banking and trading income	165	185	211	261	257	822	995
Service charges on deposits	228	152	240	249	257	869	1,026
Card and payment related fees	232	238	236	230	245	936	944
Mortgage banking income	94	102	99	142	117	437	460
Lending related fees	153	102	86	106	110	447	375
Operating lease income	60	63	64	67	68	254	258
Securities gains (losses)	—	—	—	—	—	—	(71)
Other income	64	130	92	27	83	313	351
Total noninterest income	2,155	2,108	2,293	2,234	2,227	8,790	8,719
Noninterest Expense
Personnel expense	2,017	2,200	2,256	2,181	2,198	8,654	8,467
Professional fees and outside processing	358	317	352	314	347	1,341	1,411
Software expense	240	238	237	214	241	929	932
Net occupancy expense	172	180	180	183	179	715	744
Amortization of intangibles	130	130	131	136	163	527	583
Equipment expense	110	97	92	110	124	409	478
Marketing and customer development	62	78	79	78	70	297	352
Operating lease depreciation	42	43	44	46	44	175	184
Regulatory costs	599	77	73	75	52	824	183
Merger-related and restructuring charges	183	75	54	63	114	375	513
Goodwill impairment	6,078	—	—	—	—	6,078	—
Other expense	289	312	250	291	190	1,142	742
Total noninterest expense	10,280	3,747	3,748	3,691	3,722	21,466	14,589
Earnings
Income (loss) before income taxes	(5,154)	1,428	1,632	1,909	2,019	(185)	7,669
Provision (benefit) for income taxes	(64)	245	287	394	337	862	1,402
Net income (loss)	(5,090)	1,183	1,345	1,515	1,682	(1,047)	6,267
Noncontrolling interests	—	6	36	2	1	44	7
Preferred stock dividends and other	77	106	75	103	71	361	333
Net income (loss) available to common shareholders	$(5,167)	$1,071	$1,234	$1,410	$1,610	$(1,452)	$5,927
Earnings Per Common Share
Basic	$(3.87)	$0.80	$0.93	$1.06	$1.21	$(1.09)	$4.46
Diluted	(3.85)	0.80	0.92	1.05	1.20	(1.08)	4.43
Weighted Average Shares Outstanding
Basic	1,333,703	1,333,522	1,331,953	1,328,602	1,326,787	1,331,963	1,328,120
Diluted	1,342,790	1,340,574	1,337,307	1,339,480	1,337,338	1,339,895	1,338,462

Consolidated Ending Balance Sheets - Five Quarter Trend

	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2023	2023	2023	2023	2022
Assets
Cash and due from banks	$5,072	$5,156	$4,782	$4,629	$5,379
Interest-bearing deposits with banks	25,572	24,676	25,228	32,967	16,042
Securities borrowed or purchased under resale agreements	2,378	2,018	2,315	3,637	3,181
Trading assets at fair value	4,332	4,384	4,097	4,601	4,905
Securities available for sale at fair value	67,366	65,117	68,965	71,858	71,801
Securities held to maturity at amortized cost	54,107	54,942	55,958	56,932	57,713
Loans and leases:
Commercial:
Commercial and industrial	160,788	162,330	167,153	167,217	164,307
CRE	22,570	22,736	22,825	22,670	22,676
Commercial construction	6,683	6,343	5,943	5,951	5,849
Consumer:
Residential mortgage	55,492	56,013	56,476	56,455	56,645
Home equity(1)	10,053	10,160	10,348	10,577	10,876
Indirect auto	22,727	24,084	25,759	27,279	27,951
Other consumer(1)	28,647	29,105	28,755	27,742	27,533
Student	—	—	—	4,996	5,287
Credit card	5,101	4,928	4,833	4,786	4,867
Total loans and leases held for investment	312,061	315,699	322,092	327,673	325,991
Loans held for sale	1,280	1,413	1,923	2,160	1,444
Total loans and leases	313,341	317,112	324,015	329,833	327,435
Allowance for loan and lease losses	(4,798)	(4,693)	(4,606)	(4,479)	(4,377)
Premises and equipment	3,370	3,394	3,453	3,519	3,605
Goodwill	20,901	26,979	27,013	27,014	27,013
Core deposit and other intangible assets	3,160	3,292	3,403	3,535	3,672
Loan servicing rights at fair value	3,378	3,537	3,497	3,303	3,758
Other assets	37,170	36,793	36,429	37,005	35,128
Total assets	$535,349	$542,707	$554,549	$574,354	$555,255
Liabilities
Deposits:
Noninterest-bearing deposits	$111,624	$116,674	$121,831	$128,719	$135,742
Interest checking	104,757	103,288	106,471	107,116	110,464
Money market and savings	135,923	137,914	135,514	136,836	143,815
Time deposits	43,561	42,148	42,227	32,326	23,474
Total deposits	395,865	400,024	406,043	404,997	413,495
Short-term borrowings	24,828	23,485	24,456	23,678	23,422
Long-term debt	38,918	41,232	44,749	69,895	43,203
Other liabilities	16,485	15,959	15,620	13,390	14,598
Total liabilities	476,096	480,700	490,868	511,960	494,718
Shareholders' Equity:
Preferred stock	6,673	6,673	6,673	6,673	6,673
Common stock	6,669	6,668	6,660	6,660	6,634
Additional paid-in capital	36,177	36,114	35,990	34,582	34,544
Retained earnings	22,088	27,944	27,577	27,038	26,264
Accumulated other comprehensive loss	(12,506)	(15,559)	(13,374)	(12,581)	(13,601)
Noncontrolling interests	152	167	155	22	23
Total shareholders’ equity	59,253	62,007	63,681	62,394	60,537
Total liabilities and shareholders’ equity	$535,349	$542,707	$554,549	$574,354	$555,255
(1)In the first quarter of 2023, the Company reclassified certain portfolios within the consumer portfolio segment to delineate home equity from other consumer portfolios. Prior periods were revised to conform to the current presentation.

Average Balances and Rates - Quarters

	Quarter Ended
	December 31, 2023			September 30, 2023			June 30, 2023			March 31, 2023			December 31, 2022
(Dollars in millions)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)
Assets
AFS and HTM securities at amortized cost:
U.S. Treasury	$10,967	$38	1.37%	$10,886	$34	1.27%	$11,115	$30	1.10%	$11,117	$30	1.07%	$10,989	$27	0.98%
U.S. government-sponsored entities (GSE)	389	2	3.23	339	3	2.92	329	3	2.70	335	2	2.86	325	3	2.47
Mortgage-backed securities issued by GSE	117,868	736	2.50	120,078	701	2.33	122,647	690	2.25	124,746	694	2.23	126,718	682	2.16
States and political subdivisions	421	5	4.16	423	4	4.12	425	5	4.18	425	4	4.07	426	4	4.03
Non-agency mortgage-backed	3,725	22	2.37	3,781	22	2.33	3,852	22	2.32	3,907	23	2.34	3,953	23	2.33
Other	20	—	5.47	20	1	5.55	25	—	5.20	21	—	5.30	22	1	4.44
Total securities	133,390	803	2.41	135,527	765	2.26	138,393	750	2.17	140,551	753	2.14	142,433	740	2.08
Loans and leases:
Commercial:
Commercial and industrial	160,278	2,657	6.58	164,022	2,686	6.50	166,588	2,610	6.28	165,095	2,436	5.98	159,308	2,098	5.23
CRE	22,755	400	6.94	22,812	396	6.85	22,706	384	6.73	22,689	355	6.32	22,497	314	5.51
Commercial construction	6,515	127	7.84	6,194	120	7.83	5,921	111	7.64	5,863	101	7.14	5,711	88	6.25
Consumer:
Residential mortgage	55,658	532	3.83	56,135	532	3.79	56,320	531	3.77	56,422	526	3.73	56,292	514	3.65
Home equity(3)	10,104	199	7.80	10,243	196	7.61	10,478	190	7.26	10,735	180	6.80	10,887	164	6.02
Indirect auto	23,368	381	6.46	24,872	386	6.16	26,558	398	6.01	27,743	398	5.82	28,117	396	5.59
Other consumer(3)	28,913	561	7.69	28,963	542	7.43	28,189	499	7.10	27,559	459	6.76	27,479	447	6.44
Student	—	—	—	—	1	—	4,766	80	6.76	5,129	89	7.04	5,533	90	6.42
Credit card	4,996	149	11.84	4,875	143	11.62	4,846	137	11.48	4,785	136	11.43	4,842	127	10.38
Total loans and leases held for investment	312,587	5,006	6.36	318,116	5,002	6.25	326,372	4,940	6.07	326,020	4,680	5.81	320,666	4,238	5.25
Loans held for sale	1,245	21	6.82	1,765	28	6.20	1,886	28	5.94	1,527	25	6.71	2,067	31	6.08
Total loans and leases	313,832	5,027	6.36	319,881	5,030	6.25	328,258	4,968	6.07	327,547	4,705	5.81	322,733	4,269	5.26
Interest earning trading assets	4,680	80	6.92	4,380	76	6.91	4,445	75	6.73	5,462	83	6.09	5,717	79	5.60
Other earning assets	29,443	414	5.57	29,006	415	5.68	34,988	437	5.02	25,589	295	4.67	21,922	200	3.60
Total earning assets	481,345	6,324	5.22	488,794	6,286	5.11	506,084	6,230	4.93	499,149	5,836	4.72	492,805	5,288	4.27
Nonearning assets	58,311			58,910			59,738			60,478			60,154
Total assets	$539,656			$547,704			$565,822			$559,627			$552,959
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$101,722	611	2.38	$101,252	584	2.29	$102,105	487	1.91	$108,886	430	1.60	$110,001	304	1.10
Money market and savings	137,464	843	2.43	139,961	829	2.35	138,149	686	1.99	139,802	476	1.38	144,730	316	0.87
Time deposits	41,592	439	4.19	40,920	418	4.05	35,844	333	3.73	28,671	219	3.10	17,513	63	1.42
Total interest-bearing deposits	280,778	1,893	2.67	282,133	1,831	2.57	276,098	1,506	2.19	277,359	1,125	1.64	272,244	683	1.00
Short-term borrowings	24,958	354	5.62	24,894	343	5.47	23,991	311	5.19	24,056	278	4.69	25,640	242	3.75
Long-term debt	40,818	476	4.67	43,353	491	4.51	63,665	734	4.62	51,057	514	4.05	38,700	332	3.42
Total interest-bearing liabilities	346,554	2,723	3.12	350,380	2,665	3.02	363,754	2,551	2.81	352,472	1,917	2.20	336,584	1,257	1.48
Noninterest-bearing deposits	114,555			118,905			123,728			131,099			141,032
Other liabilities	15,651			15,107			14,239			13,979			13,824
Shareholders’ equity	62,896			63,312			64,101			62,077			61,519
Total liabilities and shareholders’ equity	$539,656			$547,704			$565,822			$559,627			$552,959
Average interest-rate spread			2.10			2.09			2.12			2.52			2.79

Net interest income/ net interest margin		$3,601	2.98%		$3,621	2.95%		$3,679	2.91%		$3,919	3.17%		$4,031	3.25%
Taxable-equivalent adjustment		58			57			54			51			50
Memo: Total deposits	$395,333	1,893	1.90%	$401,038	1,831	1.81%	$399,826	1,506	1.51%	$408,458	1,125	1.12%	$413,276	683	0.66%
(1)Excludes basis adjustments for fair value hedges.
(2)Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3)In the first quarter of 2023, the Company reclassified certain portfolios within the consumer portfolio segment to delineate home equity from other consumer portfolios. Prior periods were revised to conform to the current presentation.

Average Balances and Rates - Year-To-Date

	Year-to-Date
	December 31, 2023			December 31, 2022
(Dollars in millions)	Average Balances(1)	Income/Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/Expense(2)	Yields/ Rates(2)
Assets
AFS and HTM securities at amortized cost:
U.S. Treasury	$11,021	$132	1.20%	$10,591	$93	0.88%
U.S. government-sponsored entities (GSE)	348	10	2.94	498	11	2.24
Mortgage-backed securities issued by GSE	121,313	2,821	2.32	131,669	2,552	1.94
States and political subdivisions	424	18	4.13	392	15	3.88
Non-agency mortgage-backed	3,816	89	2.34	4,072	94	2.30
Other	20	1	5.37	44	2	3.60
Total securities	136,942	3,071	2.24	147,266	2,767	1.88
Loans and leases:
Commercial:
Commercial and industrial	163,983	10,389	6.34	149,030	5,823	3.91
CRE	22,741	1,535	6.71	22,697	920	4.01
Commercial construction	6,125	459	7.62	5,326	228	4.46
Consumer:
Residential mortgage	56,131	2,121	3.78	51,721	1,860	3.60
Home equity(3)	10,388	765	7.36	10,788	540	5.01
Indirect auto	25,621	1,563	6.10	27,197	1,497	5.50
Other consumer(3)	28,412	2,061	7.25	26,320	1,640	6.23
Student	2,453	170	6.91	6,114	304	4.97
Credit card	4,876	565	11.59	4,753	455	9.57
Total loans and leases held for investment	320,730	19,628	6.12	303,946	13,267	4.36
Loans held for sale	1,605	102	6.37	2,889	122	4.23
Total loans and leases	322,335	19,730	6.12	306,835	13,389	4.36
Interest earning trading assets	4,739	314	6.64	5,767	239	4.15
Other earning assets	29,765	1,561	5.24	20,429	384	1.88
Total earning assets	493,781	24,676	5.00	480,297	16,779	3.49
Nonearning assets	59,351			63,533
Total assets	$553,132			$543,830
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$103,465	2,112	2.04	$111,539	519	0.47
Money market and savings	138,841	2,834	2.04	145,645	536	0.37
Time deposits	36,803	1,409	3.83	15,514	90	0.58
Total interest-bearing deposits	279,109	6,355	2.28	272,698	1,145	0.42
Short-term borrowings	24,478	1,286	5.25	14,957	385	2.58
Long-term debt	49,678	2,215	4.46	34,172	791	2.31
Total interest-bearing liabilities	353,265	9,856	2.79	321,827	2,321	0.72
Noninterest-bearing deposits	122,018			145,392
Other liabilities	14,750			12,794
Shareholders’ equity	63,099			63,817
Total liabilities and shareholders’ equity	$553,132			$543,830
Average interest-rate spread			2.21			2.77

Net interest income/ net interest margin		$14,820	3.00%		$14,458	3.01%
Taxable-equivalent adjustment		220			142
Memo: Total deposits	$401,127	6,355	1.58%	$418,090	1,145	0.27%
(1)Excludes basis adjustments for fair value hedges.
(2)Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3)In the first quarter of 2023, the Company reclassified certain portfolios within the consumer portfolio segment to delineate home equity from other consumer portfolios. Prior periods were revised to conform to the current presentation.

Credit Quality

	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2023	2023	2023	2023	2022
Nonperforming Assets
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$470	$561	$562	$394	$398
CRE	284	289	275	117	82
Commercial construction	24	29	16	1	—
Consumer:
Residential mortgage	153	132	221	233	240
Home equity(1)	122	123	129	132	135
Indirect auto	268	266	262	270	289
Other consumer(1)	59	52	46	45	44
Total nonaccrual loans and leases held for investment	1,380	1,452	1,511	1,192	1,188
Loans held for sale	51	75	13	—	—
Total nonaccrual loans and leases	1,431	1,527	1,524	1,192	1,188
Foreclosed real estate	3	3	3	3	4
Other foreclosed property	54	54	56	66	58
Total nonperforming assets	$1,488	$1,584	$1,583	$1,261	$1,250
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$7	$15	$36	$35	$49
CRE	—	—	—	—	1
Commercial construction	1	—	5	—	—
Consumer:
Residential mortgage - government guaranteed	418	456	541	649	759
Residential mortgage - nonguaranteed	21	30	23	25	27
Home equity(1)	11	9	7	10	12
Indirect auto	2	1	—	—	1
Other consumer(1)	21	16	12	10	13
Student - government guaranteed	—	—	—	590	702
Student - nonguaranteed	—	—	—	4	4
Credit card	53	47	38	38	37
Total loans 90 days past due and still accruing	$534	$574	$662	$1,361	$1,605
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$230	$98	$142	$125	$256
CRE	5	28	38	34	25
Commercial construction	—	1	6	3	5
Consumer:
Residential mortgage - government guaranteed	326	293	267	232	268
Residential mortgage - nonguaranteed	313	270	254	259	346
Home equity(1)	70	61	56	65	68
Indirect auto	669	598	549	511	646
Other consumer(1)	271	219	175	164	187
Student - government guaranteed	—	—	—	350	396
Student - nonguaranteed	—	—	—	6	6
Credit card	87	68	63	56	64
Total loans 30-89 days past due	$1,971	$1,636	$1,550	$1,805	$2,267
(1)In the first quarter of 2023, the Company reclassified certain portfolios within the consumer portfolio segment to delineate home equity from other consumer portfolios. Prior periods were revised to conform to the current presentation.

	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2023	2023	2023	2023	2022
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.63%	0.52%	0.48%	0.55%	0.70%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.17	0.18	0.21	0.42	0.49
Nonperforming loans and leases as a percentage of loans and leases held for investment	0.44	0.46	0.47	0.36	0.36
Nonperforming loans and leases as a percentage of loans and leases(1)	0.46	0.48	0.47	0.36	0.36
Nonperforming assets as a percentage of:
Total assets(1)	0.28	0.29	0.29	0.22	0.23
Loans and leases plus foreclosed property	0.46	0.48	0.49	0.38	0.38
Net charge-offs as a percentage of average loans and leases(2)	0.57	0.51	0.54	0.37	0.34
Allowance for loan and lease losses as a percentage of loans and leases	1.54	1.49	1.43	1.37	1.34
Ratio of allowance for loan and lease losses to:
Net charge-offs(3)	2.7X	2.9X	2.6X	3.7X	4.1X
Nonperforming loans and leases	3.5X	3.2X	3.0X	3.8X	3.7X
Asset Quality Ratios (Excluding Government Guaranteed)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.04%	0.04%	0.04%	0.04%	0.04%

				As of/For the Year-to-Date
				Period Ended Dec. 31
				2023	2022
Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases				0.50%	0.27%
Ratio of allowance for loan and lease losses to net charge-offs				3.0X	5.3X
Applicable ratios are annualized.
(1)Includes loans held for sale.
(2)2Q23 includes 12 basis point impact from student loan portfolio sale.
(3)Excluding the impact from the student loan charge-offs, the ALLL to annualized net charge-offs was 3.4X at June 30, 2023.

	As of/For the Quarter Ended					As of/For the Year-to-Date
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Period Ended Dec. 31
(Dollars in millions)	2023	2023	2023	2023	2022	2023	2022
Allowance for Credit Losses(1)
Beginning balance	$4,970	$4,879	$4,761	$4,649	$4,455	$4,649	$4,695
Provision for credit losses	572	497	558	482	467	2,109	777
Charge-offs:
Commercial:
Commercial and industrial	(110)	(98)	(107)	(75)	(44)	(390)	(143)
CRE	(48)	(77)	(35)	(6)	(11)	(166)	(13)
Commercial construction	(5)	—	—	—	—	(5)	(1)
Consumer:
Residential mortgage	—	(8)	(1)	(1)	(1)	(10)	(9)
Home equity(2)	(2)	(4)	(2)	(2)	(6)	(10)	(13)
Indirect auto	(154)	(135)	(115)	(127)	(129)	(531)	(411)
Other consumer(2)	(148)	(120)	(104)	(105)	(96)	(477)	(381)
Student	—	—	(103)	(5)	(5)	(108)	(22)
Credit card	(64)	(55)	(53)	(51)	(53)	(223)	(176)
Total charge-offs	(531)	(497)	(520)	(372)	(345)	(1,920)	(1,169)
Recoveries:
Commercial:
Commercial and industrial	16	28	13	13	14	70	87
CRE	—	2	—	1	1	3	8
Commercial construction	2	—	—	1	1	3	5
Consumer:
Residential mortgage	1	1	2	2	3	6	16
Home equity(2)	5	7	5	6	6	23	25
Indirect auto	25	25	31	26	21	107	91
Other consumer(2)	21	20	20	17	17	78	79
Student	—	—	—	—	1	—	1
Credit card	8	9	9	9	8	35	34
Total recoveries	78	92	80	75	72	325	346
Net charge-offs	(453)	(405)	(440)	(297)	(273)	(1,595)	(823)
Other(3)	4	(1)	—	(73)	—	(70)	—
Ending balance	$5,093	$4,970	$4,879	$4,761	$4,649	$5,093	$4,649
Allowance for Credit Losses:(1)
Allowance for loan and lease losses	$4,798	$4,693	$4,606	$4,479	$4,377
Reserve for unfunded lending commitments (RUFC)	295	277	273	282	272
Allowance for credit losses	$5,093	$4,970	$4,879	$4,761	$4,649
(1)Excludes provision for credit losses and allowances related to other financial assets at amortized cost.
(2)In the first quarter of 2023, the Company reclassified certain portfolios within the consumer portfolio segment to delineate home equity from other consumer portfolios. Prior periods were revised to conform to the current presentation.
(3)The first quarter of 2023 includes the impact from the adoption of the Troubled Debt Restructurings and Vintage Disclosures accounting standard.

	Quarter Ended					As of/For the Year-to-Date
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Period Ended Dec. 31
	2023	2023	2023	2023	2022	2023	2022
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial	0.23%	0.17%	0.23%	0.15%	0.08%	0.20%	0.04%
CRE	0.83	1.31	0.62	0.09	0.19	0.71	0.02
Commercial construction	0.22	(0.03)	(0.02)	(0.04)	(0.06)	0.04	(0.07)
Consumer:
Residential mortgage	(0.01)	0.05	(0.01)	—	(0.02)	0.01	(0.01)
Home equity	(0.12)	(0.10)	(0.12)	(0.15)	(0.01)	(0.12)	(0.11)
Indirect auto	2.19	1.75	1.28	1.47	1.52	1.66	1.17
Other consumer	1.74	1.37	1.20	1.29	1.11	1.40	1.14
Student	—	—	8.67	0.42	0.34	4.39	0.34
Credit card	4.38	3.78	3.66	3.54	3.68	3.85	2.98
Total loans and leases	0.57	0.51	0.54	0.37	0.34	0.50	0.27
Applicable ratios are annualized.

Rollforward of Intangible Assets and Selected Fair Value Marks(1)

	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2023	2023	2023	2023	2022
Loans and Leases(2)
Beginning balance unamortized fair value mark	$(528)	$(579)	$(673)	$(741)	$(826)
Accretion	31	45	63	64	80
Purchase accounting adjustments and other activity	20	6	31	4	5
Ending balance	$(477)	$(528)	$(579)	$(673)	$(741)
Core deposit and other intangible assets
Beginning balance	$3,292	$3,403	$3,535	$3,672	$3,726
Additions - acquisitions	1	21	—	—	111
Amortization of intangibles(3)	(130)	(130)	(131)	(136)	(163)
Amortization in net occupancy expense	(3)	(2)	(1)	(1)	(3)
Purchase accounting adjustments and other activity	—	—	—	—	1
Ending balance	$3,160	$3,292	$3,403	$3,535	$3,672
Deposits(4)
Beginning balance unamortized fair value mark	$—	$—	$—	$—	$(1)
Amortization	—	—	—	—	1
Ending balance	$—	$—	$—	$—	$—
Long-Term Debt(4)
Beginning balance unamortized fair value mark	$(49)	$(59)	$(69)	$(81)	$(94)
Amortization	10	10	12	12	13
Adjustments	—	—	(2)	$—	$—
Ending balance	$(39)	$(49)	$(59)	$(69)	$(81)
(1)Includes only selected information and does not represent all purchase accounting adjustments.
(2)Purchase accounting marks on loans and leases includes credit, interest and liquidity components, and are generally recognized using the level-yield or straight-line method over the remaining life of the individual loans or recognized in full in the event of prepayment.
(3)4Q22 amortization expense includes $16 million partial write-down of an investment advisory intangible asset from a prior acquisition.
(4)Purchase accounting marks on liabilities represents interest rate marks on time deposits and long-term debt and are recognized using the level-yield method over the term of the liability.

Segment Financial Performance - Preliminary

	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2023	2023	2023	2023	2022
Consumer Banking and Wealth
Net interest income (expense)	$1,245	$1,273	$1,461	$1,609	$1,735
Net intersegment interest income (expense)	1,430	1,389	1,229	1,159	1,251
Segment net interest income (expense)	2,675	2,662	2,690	2,768	2,986
Allocated provision for credit losses	348	248	224	274	311
Noninterest income	855	755	828	872	845
Goodwill impairment	3,361	—	—	—	—
Noninterest expense ex goodwill impairment	2,190	2,066	2,045	2,050	1,914
Income (loss) before income taxes	(2,369)	1,103	1,249	1,316	1,606
Provision (benefit) for income taxes	242	266	299	314	380
Segment net income (loss)	$(2,611)	$837	$950	$1,002	$1,226

Corporate and Commercial Banking(1)
Net interest income (expense)	$2,398	$2,424	$2,414	$2,301	$2,083
Net intersegment interest income (expense)	(733)	(770)	(717)	(548)	(207)
Segment net interest income (expense)	1,665	1,654	1,697	1,753	1,876
Allocated provision for credit losses	223	254	313	231	136
Noninterest income	553	585	576	632	678
Goodwill impairment	2,717	—	—	—	—
Noninterest expense ex goodwill impairment	1,148	874	868	881	853
Income (loss) before income taxes	(1,870)	1,111	1,092	1,273	1,565
Provision (benefit) for income taxes	157	217	212	265	331
Segment net income (loss)	$(2,027)	$894	$880	$1,008	$1,234

Insurance Holdings(1)
Net interest income (expense)	$1	$1	$1	$1	$1
Net intersegment interest income (expense)(2)	(86)	(81)	(85)	13	11
Segment net interest income (expense)	(85)	(80)	(84)	14	12
Allocated provision for credit losses	—	—	—	—	—
Noninterest income	830	801	944	817	792
Noninterest expense	743	701	705	686	662
Income (loss) before income taxes	2	20	155	145	142
Provision (benefit) for income taxes(3)	1	3	—	36	35
Segment net income (loss)	$1	$17	$155	$109	$107

Other, Treasury & Corporate(4)
Net interest income (expense)	$(101)	$(134)	$(251)	$(43)	$162
Net intersegment interest income (expense)	(611)	(538)	(427)	(624)	(1,055)
Segment net interest income (expense)	(712)	(672)	(678)	(667)	(893)
Allocated provision for credit losses	1	(5)	1	(3)	20
Noninterest income	(83)	(33)	(55)	(87)	(88)
Noninterest expense	121	106	130	74	293
Income (loss) before income taxes	(917)	(806)	(864)	(825)	(1,294)
Provision (benefit) for income taxes(3)	(464)	(241)	(224)	(221)	(409)
Segment net income (loss)	$(453)	$(565)	$(640)	$(604)	$(885)

Total Truist Financial Corporation
Net interest income (expense)	$3,543	$3,564	$3,625	$3,868	$3,981
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income (expense)	3,543	3,564	3,625	3,868	3,981
Allocated provision for credit losses	572	497	538	502	467
Noninterest income	2,155	2,108	2,293	2,234	2,227
Goodwill impairment	6,078	—	—	—	—
Noninterest expense ex goodwill impairment	4,202	3,747	3,748	3,691	3,722
Income (loss) before income taxes	(5,154)	1,428	1,632	1,909	2,019
Provision (benefit) for income taxes	(64)	245	287	394	337
Net income (loss)	$(5,090)	$1,183	$1,345	$1,515	$1,682
(1)During the first quarter of 2023, Truist reorganized Prime Rate Premium Finance Corporation, which includes AFCO Credit Corporation and CAFO Holding Company, into the C&CB segment. Prior period results have been revised to conform to the current presentation. During the second quarter of 2023, Truist updated its cost allocation methodology. Results for the first quarter of 2023 have been revised to conform to the current presentation. Management concluded the impact to 2022 was not material.
(2)In conjunction with the Company’s April 3, 2023 sale of a 20% stake of the common equity in Truist Insurance Holdings, LLC (“Insurance Holdings”), Insurance Holdings issued $5 billion of 8.25% mandatorily redeemable preferred units to the Company, with the related interest expense, which is fully allocable to the Company, reported in Net intersegment interest income (expense).
(3)Also related to the same transaction, Insurance Holding’s recapitalized from a corporate entity to an LLC, such that each partner is allocated its share of Insurance Holding’s income before taxes, and beginning in the second quarter of 2023 the Company recognizes its associated income tax provision through Other, Treasury & Corporate. The Company elected not to restate prior periods for this change based on Insurance Holding’s previous status as a corporate entity. The Company recognized $26 million, $30 million, and $54 million for the fourth, third, and second quarter 2023, respectively, tax provision related to Insurance Holdings in Other, Treasury & Corporate. Insurance Holdings continues to recognize taxes for certain state jurisdictions that impose income taxes on partnerships and LLCs.
(4)Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

Capital Information - Five Quarter Trend

	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data, shares in thousands)	2023	2023	2023	2023	2022
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$42,670	$42,276	$41,642	$39,533	$39,098
Tier 1	49,340	48,946	48,312	46,203	45,768
Total	58,062	57,713	57,236	55,237	54,072
Risk-weighted assets	424,132	428,755	434,946	436,381	434,413
Average quarterly assets for leverage ratio	533,084	534,402	550,734	544,334	539,689
Average quarterly assets for supplementary leverage ratio	624,629	627,382	643,662	635,656	629,960
Risk-based capital ratios:
Common equity tier 1	10.1%	9.9%	9.6%	9.1%	9.0%
Tier 1	11.6	11.4	11.1	10.6	10.5
Total	13.7	13.5	13.2	12.7	12.4
Leverage capital ratio	9.3	9.2	8.8	8.5	8.5
Supplementary leverage	7.9	7.8	7.5	7.3	7.3
Common equity per common share	$39.31	$41.37	$42.68	$41.82	$40.58

	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data, shares in thousands)	2023	2023	2023	2023	2022
Calculations of Tangible Common Equity and Related Measures:(1)
Total shareholders’ equity	$59,253	$62,007	$63,681	$62,394	$60,537
Less:
Preferred stock	6,673	6,673	6,673	6,673	6,673
Noncontrolling interests	152	167	155	22	23
Intangible assets, net of deferred taxes	23,306	29,491	29,628	29,788	29,908
Tangible common equity	$29,122	$25,676	$27,225	$25,911	$23,933

Outstanding shares at end of period (in thousands)	1,333,743	1,333,668	1,331,976	1,331,918	1,326,829
Tangible common equity per common share	$21.83	$19.25	$20.44	$19.45	$18.04

Total assets	$535,349	$542,707	$554,549	$574,354	$555,255
Less: Intangible assets, net of deferred taxes	23,306	29,491	29,628	29,788	29,908
Tangible assets	$512,043	$513,216	$524,921	$544,566	$525,347

Equity as a percentage of total assets	11.1%	11.4%	11.5%	10.9%	10.9%
Tangible common equity as a percentage of tangible assets	5.7	5.0	5.2	4.8	4.6
(1)Tangible common equity is a non-GAAP measure that excludes the impact of intangible assets, net of deferred taxes. This measure is useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses this measure to assess balance sheet risk and shareholder value. These measures are not necessarily comparable to similar measures that may be presented by other companies.

Selected Mortgage Banking Information & Additional Information

	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data)	2023	2023	2023	2023	2022
Mortgage Banking Income
Residential mortgage income:
Residential mortgage production revenue	$14	$19	$22	$17	$7
Residential mortgage servicing income:
Residential mortgage servicing income before MSR valuation	85	85	77	155	88
Net MSRs valuation	(13)	(20)	(19)	(50)	(10)
Total residential mortgage servicing income	72	65	58	105	78
Total residential mortgage income	86	84	80	122	85
Commercial mortgage income:
Commercial mortgage production revenue	5	17	16	14	28
Commercial mortgage servicing income:
Commercial mortgage servicing income before MSR valuation	3	3	4	7	4
Net MSRs valuation	—	(2)	(1)	(1)	—
Total commercial mortgage servicing income	3	1	3	6	4
Total commercial mortgage income	8	18	19	20	32
Total mortgage banking income	$94	$102	$99	$142	$117
Other Mortgage Banking Information
Residential mortgage loan originations	$3,027	$4,196	$5,558	$4,022	$4,868
Residential mortgage servicing portfolio:(1)
Loans serviced for others	213,399	214,953	222,917	214,830	217,046
Bank-owned loans serviced	55,669	56,679	57,147	57,493	56,982
Total servicing portfolio	269,068	271,632	280,064	272,323	274,028
Weighted-average coupon rate on mortgage loans serviced for others	3.56%	3.51%	3.54%	3.52%	3.48%
Weighted-average servicing fee on mortgage loans serviced for others	0.27	0.27	0.27	0.27	0.31

Additional Information
Brokered deposits(2)	$31,260	$34,986	$32,307	$23,816	$22,353

NQDCP income (expense):(3)
Interest income	$2	$3	$3	$11	$2
Other income	17	35	9	(18)	20
Personnel expense	(19)	(38)	(12)	7	(22)
Total NQDCP income (expense)	$—	$—	$—	$—	$—

Common stock prices:
High	$37.83	$35.78	$35.39	$51.26	$47.47
Low	26.57	27.70	25.56	28.70	40.01
End of period	36.92	28.61	30.35	34.10	43.03
Banking offices	2,001	2,001	2,002	2,006	2,123
ATMs	3,031	3,037	3,041	3,041	3,227
FTEs(4)	50,905	51,943	52,564	53,653	53,999
(1)Amounts reported are unpaid principal balance.
(2)Amounts represented in interest checking, money market and savings, and time deposits.
(3)Relates to plans where Truist holds assets in proportion to participant elections.
(4)FTEs represents an average for the quarter.

Selected Items(1)

	Favorable (Unfavorable)
(Dollars in millions)		After-Tax at
Description	Pre-Tax	Marginal Rate
Selected Items
Fourth Quarter 2023
Goodwill impairment	$(6,078)	$(6,078)
FDIC special assessment (regulatory costs)	(507)	(387)
Discrete tax benefit (provision for income taxes)	—	204
Third Quarter 2023
None	$—	$—
Second Quarter 2023
None	$—	$—
First Quarter 2023
None	$—	$—
Fourth Quarter 2022
Incremental operating expenses related to the merger ($51 million professional fees and outside processing and $5 million other line items)	$(56)	$(43)
Third Quarter 2022
Incremental operating expenses related to the merger ($72 million professional fees and outside processing and $18 million other line items)	$(90)	$(69)
Second Quarter 2022
Incremental operating expenses related to the merger ($103 million professional fees and outside processing, $11 million personnel expense, and $3 million other line items)	$(117)	$(89)
Gain (loss) on early extinguishment of debt (other expense)	39	30
First Quarter 2022
Incremental operating expenses related to the merger ($133 million professional fees and outside processing, $24 million personnel expense, $20 million net occupancy expense, and $25 million other line items)	$(202)	$(155)
Gain on redemption of noncontrolling equity interest related to the acquisition of certain merchant services relationships (other income)	74	57
(1)Includes certain selected items from the consolidated statements of income. A reconciliation of non-GAAP measures is included in the appendix to Truist’s Fourth Quarter 2023 Earnings Presentation.